Exhibit 99.1

Contacts:

Investors: John Groneman, 303-336-7466

Media: Jane Ingalls, 303-809-5986

March 1, 2012

JANUS CAPITAL GROUP FILES PRELIMINARY PROXY STATEMENT

 Compensation Program More Closely Aligned with Long-Term Shareholder Interests and Company Performance

DENVER — Janus Capital Group Inc. (NYSE: JNS) today filed its 2012 preliminary proxy statement with the Securities and Exchange Commission (SEC).   The proxy statement describes Janus’ compensation philosophy and programs, and provides compensation details for the firm’s proxy officers.

The Compensation Committee of the Janus Capital Group Board of Directors, and Janus’ management team, made several changes to the firm’s compensation program in order to more closely align the firm’s practices with shareholder interests and company performance.  These changes were based in part on shareholder feedback and recommendations from compensation consultants engaged by the Compensation Committee.

“We take our fiduciary responsibilities to our shareholders very seriously,” said Janus Chief Executive Officer Richard M. Weil.  “The evolution of our compensation program and successful expense management reflect our commitment to serve as responsible stewards of our investors’ capital.”

The following actions are highlighted in the firm’s preliminary proxy statement:

1.              Strengthened Compensation Practices

Janus Capital Group’s compensation practices are designed to align the interest of its executives with the firm’s shareholders.  Several new compensation practices have been adopted that will further align the interests of the firm’s employees with shareholders.

For example:

•                  Implemented a company-wide variable compensation profits pool based on operating income;

•                  Structured a significant portion of the CEO’s 2012 compensation to be formulaically linked to operating income; and

•                  Introduced performance-based equity awards to the CEO’s compensation that are contingent on sustained increases in the firm’s stock price and subject to four-year vesting schedules.

2.              More Closely Aligned Compensation to Business Results

During 2011, Janus made significant progress toward becoming a stronger and more diversified company, but results were adversely impacted by large cap equity investment performance challenges and net outflows.  The following items were considered by the Compensation Committee in making executive compensation decisions:

•                  Improved 2011 operating income by 11% from 2010 as a result of continued financial discipline, and operating margin improved to 31.8% versus 27.7% in 2010;

•                  Strengthened the firm’s balance sheet, which resulted in the restoration of an investment grade credit rating from Standard & Poor’s;

•                  Continued to diversify the business through the expansion of the fixed income, international and institutional businesses, while maintaining a focus on operational excellence;

•                  Improved mathematical equity investment performance and maintained strong long-term performance in the value equity business;

•                  Hired strong new executive talent across the organization;

•                  Despite these accomplishments, business results were adversely impacted by challenges in the investment performance of Janus’ large cap growth strategies and institutional clients’ reallocations away from equity strategies.

As a result of these factors, and several others outlined in the preliminary proxy statement, Mr. Weil’s annual compensation was reduced 70% relative to 2010, including his 2010 employment inducement award, or 40% excluding the employment inducement award.

3.              Increased Transparency into the Compensation Program Rationale and Decision-making

The proxy highlights Janus’ compensation objectives, the evolution of the compensation program and the rationale for compensation decisions.

Janus Capital Group will hold its annual shareholders meeting on April 26, 2012 in Denver, CO.

About Janus Capital Group Inc.

Janus Capital Group Inc. (JCG) is a global investment firm offering strategies from three individual investment boutiques: Janus Capital Management LLC (“Janus”), INTECH

Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”). Each manager employs a research-intensive approach that is distinct within its respective asset class. This multi-boutique approach enables the firm to provide style-specific expertise across an array of strategies, including growth, value and risk-managed equities, fixed income and alternatives through one common distribution platform.

At the end of December 2011, JCG managed $148.2 billion in assets for shareholders, clients and institutions around the globe. Based in Denver, JCG also has offices in France, London, Milan, Munich, Singapore, Hong Kong, Tokyo and Melbourne.

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Janus Capital Group Inc. and its directors and officers may be deemed to be participants in the solicitation of proxies from Janus Capital Group Inc. shareholders in connection with the upcoming annual meeting of shareholders. Information about Janus Capital Group Inc.’s directors and executive officers and their ownership of Janus Capital Group Inc. stock is set forth in the proxy statement for Janus Capital Group Inc.’s 2012 annual meeting of shareholders.

Investors can obtain more information when the proxy statement relating to the 2012 annual meeting of shareholders becomes available.  This proxy statement, and any other documents filed by Janus Capital Group Inc. with the Securities and Exchange Commission (“SEC”), may be obtained free of charge at the SEC web site at www.sec.gov and from the Company’s web site at http://ir.janus.com.  Investors should read the proxy statement carefully, when it becomes available, before making any voting decision because it will contain important information.

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Certain statements in this press release constitute “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate”, “forecast” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These statements are based on the beliefs and assumptions of Company management based on information currently available to management.

Various risks, uncertainties, assumptions and factors that could cause future results to differ materially from those expressed by the forward-looking statements included in this press release include, but are not limited to, risks specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 included under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and

in other filings and furnishings made by the Company with the SEC from time to time. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. Many of these factors are beyond the control of the Company and its management. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Except for the Company’s ongoing obligations to disclose material information under the applicable securities law and stock exchange rules, the Company undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

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